Acquisition and sale of businesses and purchase of non-controllinginterests	12 Months Ended
Jun. 30, 2018
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Acquisition and sale of businesses and purchase of non-controllinginterests

9. Acquisition and sale of businesses and purchase of non-controlling interests

Accounting policies

The consolidated financial statements include the results of the company and its subsidiaries together with the group’s attributable share of the results of associates and joint ventures. The results of subsidiaries acquired or sold are included in the income statement from, or up to, the date that control passes.

Business combinations are accounted for using the acquisition method. Identifiable assets, liabilities and contingent liabilities acquired are measured at fair value at acquisition date. The consideration payable is measured at fair value and includes the fair value of any contingent consideration.

On the acquisition of a business, or of an interest in an associate or joint venture, fair values, reflecting conditions at the date of acquisition, are attributed to the net assets including identifiable intangible assets and contingent liabilities acquired. Directly attributable acquisition costs in respect of subsidiary companies acquired are recognised in other external charges as incurred.

The non-controlling interests on the date of acquisition can be measured either at the fair value or at the non-controlling shareholder’s proportion of the net fair value of the identifiable assets assumed. This choice is made separately for each acquisition.

Where the group has issued a put option over shares held by a non-controlling interest, the group derecognises the non-controlling interests and instead recognises a contingent deferred consideration liability for the estimated amount likely to be paid to the non-controlling interest on the exercise of those options. Movements in the estimated liability in respect of put options are recognised in retained earnings.

Transactions with non-controlling interests are recorded directly in retained earnings.

For all entities in which the company, directly or indirectly, owns equity a judgement is made to determine whether the investor controls the investee and therefore should fully consolidate the investee. An assessment is carried out to determine whether the group has the exposure or rights to the variable returns of the investee and has the ability to affect those returns through its power over the investee. To establish control an analysis is carried out of the substantive and protective rights that the group and the other investors hold. This assessment is dependent on the activities and purpose of the investee and the rights of the other shareholders, such as which party controls the board, executive committee and material policies of the investee. Determining whether the rights that the group holds are substantive requires management judgement.

Where less than 50% of the equity of an investee is held, and the group holds significantly more voting rights than any other vote holder or organised group of vote holders this may be an indicator of de facto control. An assessment is needed to determine all the factors relevant to the relationship with the investee to ascertain whether control has been established and whether the investee should be consolidated as a subsidiary. Where voting power and returns from an investment are split equally between two entities then the arrangement is accounted for as a joint venture.

On an acquisition fair values are attributed to the assets and liabilities acquired. This may involve material judgement to determine these values.

(a) Acquisition of businesses

Fair value of net assets acquired and cash consideration paid in respect of the acquisition of businesses and the purchase of shares of non-controlling interests in the three years ended 30 June 2018 were as follows:

	Net assets acquired and consideration
	Casamigos £ million	Other £ million	2018 £ million	2017 £ million	2016 £ million
Brands and other intangibles	469	9	478	—	26
Inventories	4	—	4	—	—
Other working capital	5	(3)	2	—	—
Current tax	—	—	—	—	(1)
Deferred tax	—	—	—	—	(11)
Cash	6	—	6	—	—

Fair value of assets and liabilities	484	6	490	—	14
Goodwill arising on acquisition	237	12	249	—	(14)

Consideration payable	721	18	739	—	—

Satisfied by:
Cash consideration paid	549	6	555	—	—
Contingent consideration payable	172	12	184	—	—

	721	18	739	—	—

Cash consideration paid for Casamigos	549	—	549	—	—
Cash consideration paid for other subsidiaries	—	6	6	—	—
Cash consideration paid for investments in associates	—	12	12	6	10
Cash consideration paid in respect of prior year acquisitions	—	22	22	23	4
Capital injection in associates	—	11	11	2	1
Cash acquired	(6)	—	(6)	—	—

Net cash outflow on acquisition of businesses	543	51	594	31	15
Purchase of shares of non-controlling interests	—	—	—	—	21

Total net cash outflow	543	51	594	31	36

Casamigos

On 15 August 2017 Diageo completed the purchase of 100% of the share capital of Casamigos Tequila, LLC (Casamigos), a super premium tequila based in the United States, for $1,000 million (£777 million) of which $300 million (£233 million) was contingent on Casamigos achieving certain performance targets. Casamigos contributed £55 million to sales, £49 million to net sales, £4 million to operating profit (net of transaction costs of £4 million) and £3 million profit after tax in the year ended 30 June 2018.

It is expected that the goodwill will be deductible for tax purposes. The net present value of the contingent consideration payable was $221 million (£172 million) at the date of acquisition and is expected to be paid in tranches over the next ten years. The goodwill arising on the acquisition of Casamigos represents expected revenue and cost synergies and the acquired workforce.

Other

On 14 March 2018 Diageo completed the acquisition of Belsazar GmbH, a premium aperitif from Germany’s Black Forest.

On 2 May 2018 Diageo acquired 100% of the intellectual property of Pierde Almas, an ultra premium mezcal.

Prior year acquisitions

In the two years ended 30 June 2017, Diageo has made a number of small acquisitions of brands, distribution rights and equity interests in various drinks businesses for a consideration of £16 million.

(b) Sale of businesses

In the two years ended 30 June 2018 and 30 June 2017 there were no significant disposals completed by the group. In the year ended 30 June 2016 the group completed the sale of Diageo’s Jamaica, Singapore and Malaysian beer interests to Heineken for a net consideration £510 million. The group also completed the sale of its wine interests in the United States and its UK based Percy Fox businesses for a consideration of £397 million. In addition, the group disposed of its South African associate interests, its shareholding in Central Glass Industries Limited (CGI), the Bouvet wine business in France and the group’s subsidiary in Argentina for aggregate consideration of £159 million.